UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

Item 1: Report to Shareholders

New York Tax-Free Bond Fund	February 28, 2010

The views and opinions in this report were current as of February 28, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced excellent returns in the 12-month period ended February 28, 2010. Longer-term and lower-quality securities fared much better than shorter-term and higher-quality munis as the credit markets began working normally again and as reduced risk aversion, low money market yields, and signs of an economic recovery prompted investors to seek higher-yielding alternatives. Fears of higher future tax rates also contributed to steady investor demand for municipal securities. While New York faced continued challenges following the financial turbulence, the New York Tax-Free Bond Fund posted strong returns in this environment. The flat return of the New York Tax-Free Money Fund reflected the Federal Reserve’s determination to keep short-term interest rates near 0%.

MARKET ENVIRONMENT

The longest and deepest U.S. recession since the Great Depression seems to be over. The economy, which shrank at an annualized rate of more than 5% in the fourth quarter of 2008 and in the first quarter of 2009, resumed expanding in the third quarter. Gross domestic product grew at a brisk 5.9% annualized rate in the last three months of 2009. Other encouraging signs include a decrease in the national unemployment rate to 9.7% at the end of our reporting period from the 10.1% peak reached in October 2009, stabilizing residential real estate markets in some cities, and the significant rebound in equities over the last 12 months. We expect economic growth to moderate in 2010 as a stimulus-aided rebound transitions into a self-sustaining recovery with improvements in job growth, the housing market, business fixed investment, and consumer spending.

Although the economy is growing again and Treasury issuance is at record levels, Treasury yields have remained extremely low over the last 12 months. Benign inflation and economic weakness have allowed the Fed to keep the fed funds target rate in an all-time low range of 0.00% to 0.25% since the end of 2008. Short-term municipal yields gradually declined over the last year, but long-term yields bounced off historic lows in the autumn of 2009 as issuance picked up and municipal valuations approached historically rich levels versus Treasuries.

Despite their remarkable rebound over the last year, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. For example, as of February 28, 2010, the 4.16% yield offered by a 30-year tax-free municipal bond rated AAA was about 91% of the 4.56% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.78% in order to receive the same after-tax income from a 30-year AAA muni bond yielding 4.16%. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

New municipal supply in 2009 totaled about $409 billion, according to The Bond Buyer—slightly more than the $390 billion in securities issued in 2008 but lower than the record $427 billion in 2007. Tax-exempt supply in 2009 was lower than it could have been, due in part to the Build America Bond program, which shifted about $64 billion of last year’s total municipal issuance to the taxable market and helped alleviate the supply/demand imbalance that stressed the tax-free market in 2008. With some highly indebted states unwilling to borrow at high interest rates in the credit markets and with the possible expansion of the Build America Bond program, we expect that aggregate new tax-exempt issuance in 2010 could be somewhat lower than in 2009.

Demand from retail investors for municipal securities was very strong throughout 2009, and full-year investor cash flows into municipal bond funds totaled about 2.5 times the previous annual record level reached in 1993. In the aftermath of 2008’s financial market turbulence, investors seeking more exposure to fixed income securities have embraced munis because of attractive after-tax yields and valuations relative to Treasuries and because of their low-risk profile relative to higher-yielding fixed income alternatives. Concerns about higher federal, state, and local taxes have also fueled interest in tax-free securities.

Most municipal sectors produced moderate gains in the last six months. Top performers included higher-yielding life-care and industrial revenue and pollution control revenue bonds, while prerefunded and escrowed-to-maturity (ETM) bonds, which are backed by U.S. Treasuries, underperformed. For the 12-month period, tobacco bonds far outpaced other sectors, but fundamentals for this sector are poor, and longer-term consumption trends do not appear to be especially positive for the bonds. Hospital revenue bonds also outperformed many other sectors. We are generally negative on this higher-yielding sector—in part because health care reforms are likely to lead to tighter reimbursement policies—but we believe there are attractive investment opportunities with reasonable credit risks. Prerefunded and ETM bonds lagged significantly, as investors favored higher-yielding and higher-risk investments throughout our fiscal year.

New York Market News
New York State continues to face economic and fiscal pressures. The state relies on Wall Street for as much as 20% of revenues and has been significantly impacted by the recession. However, job losses have been less severe than in many parts of the country. Unemployment climbed from 7.6% in January 2009 to 9.0% in December 2009, below the national level but matching a 26-year high for the state, according to the Bureau of Labor Statistics. New York has above-average wealth levels, with 2008 per capita personal income at 121% of the national average.

The state’s general obligation debt has been affirmed at Aa3 by Moody’s Investors Service, AA by Standard & Poor’s, and AA- by Fitch. All three agencies maintain stable outlooks for the state.

In the 2010 fiscal year, the state reported a budget gap of $3.2 billion. However, the state addressed the shortfall with midyear actions, and New York still has $1.2 billion in its “rainy day” reserve fund. The state ended December 2009 with its first-ever deficit position in the general fund, requiring interfund cash borrowing. Meanwhile, the fiscal 2011 budget proposed by Governor David Paterson calls for solving the projected $8.2 billion budget gap for fiscal 2011 through significant cuts and some $1 billion in new taxes and fees. As of this writing, the fiscal 2011 budget has not passed. The state has received substantial money from the government’s stimulus package but faces fiscal pressures in the coming years.

New York’s debt burden is among the highest in the nation, according to Moody’s Investors Service. Unlike many other states, however, New York’s pension funds are well financed. The majority of New York’s debt is appropriation-backed, which means that the legislature must approve debt service payments on these obligations annually, but it has no legal obligation to continue to consent to these expenses.

New York City is also experiencing the effects of the national economic slowdown but has demonstrated strong fiscal management, including multiyear financial planning and a roll-forward of its budget surplus from stronger years. Mayor Michael Bloomberg presented his preliminary fiscal 2011 budget at the end of January. The general fund budget totals $46.5 billion and closes a significant $4.9 billion budget gap, or 11% of revenues. However, the city projects sizable deficit gaps of $3.2 billion in 2012, $3.7 billion in 2013, and $3.9 billion in 2014. Although the city’s projected budget gaps remain large, it has a history of managing its perpetual structural budget imbalance. In addition, the city’s practice of phasing in property tax assessments over five years should help cushion the impact of the economic downturn. Agency ratings for New York City have been affirmed at Aa3 from Moody’s, AA from S&P, and AA- from Fitch, all with stable outlooks.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
Your fund returned 0.00% for the last six months and 0.09% for the year ended February 28, 2010, lagging its Lipper peer group for both periods, as shown in the Performance Comparison table.

The persistence of the Federal Reserve’s zero interest rate policy has successfully driven short-term borrowing costs to extreme lows. This will no doubt foster future economic recovery. Unfortunately, lenders—such as money market funds—have seen their interest income drop to nominal levels. T. Rowe Price, like many of its peers, is voluntarily waiving a portion of its management fee until such time as the level of income generated by the fund is sufficient to meet fund expenses. We shall continue to manage the fund with a focus on stability of principal and liquidity, while producing the highest level of income commensurate with those goals.

Beginning in May 2010, a series of rule changes will go into effect that will have an impact on the way taxable and tax-exempt money market funds operate. The rule changes are part of an ongoing review by the Securities and Exchange Commission of the money market fund industry. Overall, the reforms are designed to make money market funds more resilient to certain short-term market risks and to provide greater protections for investors in these funds. The rules will seek to improve portfolio quality and liquidity, will have the effect of shortening portfolio maturity, and will create additional reporting requirements. T. Rowe Price has been anticipating these changes for some time and does not expect a significant impact on the operation of T. Rowe Price money market funds.

Across the various money market sectors, rates are historically low. In the Treasury market, 90-day bills yield 0.11%, 90-day agency discount notes yield 0.14%, and the 90-day Libor rate is 0.25%. Thus, it is not surprising that municipal money market rates have compressed to similar levels. Seven-day New York municipal issues ended the period with an annual yield of 0.19%, 90-day New York commercial paper yielded 0.24%, and one-year municipal notes yielded 0.26%.

Our management of the fund has not changed despite the extreme yield environment in which we operate. Our primary focus remains stability of principal and liquidity, while providing a level of income commensurate with those twin goals. While the temptation to “stretch for yield” might be understandable, we believe that taking actions to boost income—such as dipping down in credit quality or buying less liquid, higher-yielding securities—are practices that the most recent financial crisis has demonstrated are fraught with risk, and we deem them inappropriate for a money fund.

Credit quality remains a significant driver of our investment decisions, especially given the challenges currently facing New York. The ongoing recession has a taken a significant toll on all municipal issuers, with many drawing down their remaining reserves. We continue to focus on those higher-quality issuers that can demonstrate their ability to meet near-term debt obligations. About 55% of the issues in our portfolio are further backed by bank liquidity facilities or letters of credit. As a result, our portfolio credit quality remains very high.

The Federal Reserve has indicated that it believes many of the emergency measures it enacted during the financial crisis can now be allowed to lapse. Subsequent steps by the Fed will be to begin to draw down the massive liquidity it is providing to the banking system in preparation for raising its target interest rates. The timing and pace of such actions by the Fed will depend heavily on the strength and sustainability of an emerging economic recovery. Until the Fed begins to act, money market rates will remain in their current range.

New York Tax-Free Bond Fund

Your fund returned 4.12% and 10.73% for the 6- and 12-month periods ended February 28, 2010, respectively. These returns trailed those of our Lipper peer group average. However, the fund’s long-term record relative to its competitors remains favorable. (Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 54 out of 90, 26 out of 83, 23 out of 81, and 14 out of 68 New York state municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended February 28, 2010, respectively. Returns will vary for other periods. Past performance cannot guarantee future results.)

Tax-exempt rates declined over the year, unlike Treasury rates, which moved higher. This can be attributed to a number of reasons: strong cash flow into the tax-exempt market, investor concern over higher tax rates moving forward, and historically cheap municipal ratios relative to Treasuries. The taxable Build America Bond program was also a factor, taking away new issuance from the traditional tax-exempt market, particularly for longer-dated maturities. The net effect was for the ratio of tax-exempt yields to Treasuries to ratchet lower across all maturities. For longer-dated issues, New York’s tax-exempt yields declined from 130% of Treasury yields to only 92%—a decline that is reflected in the tax-exempt market’s strong performance.

While the fund benefited from the sharp decline in municipal yields, our defensive posturing weighed on results relative to our peers. Over the past year, we have systematically reduced the fund’s duration (a measure of its interest rate sensitivity) to 5.5 years from 5.7 years. Our shorter duration should prove beneficial when interest rates begin to rise, as we expect.

Conversely, the fund benefited from its maturity posture, which moved higher, to 16.1 years from 15.7 years. We maintained our bias for longer maturities as the steep yield curve made rates for longer-dated issues much more compelling. Additionally, yields relative to Treasuries on the long end were much more attractive than in the short and intermediate areas of the yield curve. Relative to the Barclays benchmark, the fund is overweight in the 20- to 30-year maturity range and underweight in 3- to 15-year issues. This overweight benefited returns as the long end outperformed the short and intermediate range of the curve over the past six and 12 months.

We made minor shifts in the fund’s quality diversification. Exposure to AAA bonds increased by 1% of the fund’s assets to a total of 11% of the fund’s assets, as did A rated bonds, which moved higher by 2% of fund assets to a total of 26% for the one-year period. We slightly increased exposure to below investment-grade holdings, which now make up 5% of assets. Spreads tightened from the beginning of the reporting period, which caused lower-rated credits to outperform their higher-quality counterparts. The Barclays index for the one-year period shows the BBB sector returning 19.56%, while AAA returns were 6.98%. The fund’s overall higher-quality characteristics allowed for less long-term performance volatility relative to some of its peers that had much greater exposure to lower-quality credits. Buying activity included lower-rated issues, among them Chautauqua County, New York. Spreads tightened from the beginning of the reporting period, which caused lower-rated credits to outperform their higher-quality counterparts. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

Shifts in portfolio diversification were quite small as well. We continued to underweight general obligation debt, as our credit outlook calls for continued fiscal challenges at both the state and local levels. Reflecting this sentiment, we increased exposure to dedicated tax revenue bonds. Education revenue bonds also moved higher, from 13.4% to 14.3% of the portfolio, and now represent the second-highest allocation behind transportation debt. We added to our exposure of New York Dormitory Authority for Long Island Jewish Hospital and New York Dormitory Authority for Mt. Sinai School of Medicine. The prerefunded sector declined again, as bonds matured or were sold.

The municipal bond market has seen a fairly impressive bounce to lower yields and higher valuations. As discussed, lower-rated credits were top performers. The fund’s best segments since August included bonds in the life-care and industrial development and pollution control sectors. Our hospital sector holdings also outperformed the general municipal market. Tobacco bonds backed by the Master Settlement Agreement with the tobacco industry saw a significant rise in valuation. Our underweight in this segment hurt performance but reflects our long-term negative credit outlook for the sector.

OUTLOOK

The credit environment for the municipal market could remain challenging for some time. The recession has reduced the tax revenues collected by state and local municipalities—a trend that could get worse this year—and municipal bond defaults, which historically have been rare, could increase moderately. Maintaining balanced budgets requires careful and dedicated work by state and local officials. Many issuers are trying to make difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions.

We believe New York is still a high-quality market and that many municipal securities offer good long-term value, especially considering that tax rates are likely to rise in the next few years. Longer-term and lower-rated investment-grade municipal bond valuations, though they have rebounded significantly, remain attractive and could improve further. However, we believe that most of the tightening in credit spreads is behind us. In contrast, short-term securities appear to be fully valued and could be vulnerable if short-term interest rates increase, though that does not appear likely as long as the national unemployment rate remains high.

Similarly, high-quality municipals across all maturities are likely to be very sensitive to Treasury yield fluctuations because their valuations are no longer cheap. Nevertheless, assuming Treasury rates eventually rise, we believe three significant factors—rising tax rates, increased demand for munis, and reduced tax-exempt issuance—will help cushion the effect of rising rates on the municipal market. The higher number of bonds maturing or being “called” in 2010 will also reduce tax-exempt supply in the municipal market.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals. We think such investments will continue to help us generate excellent long-term relative returns for our clients.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

March 18, 2010

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate, or “escrow” account.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Year Ended 2/28/10‡	2/28/09‡	2/29/08‡	2/28/07‡	2/28/06‡
NET ASSET VALUE					
Beginning of period	$ 10.48	$ 10.69	$ 11.39	$ 11.35	$ 11.40
Investment activities					
Net investment income	0.46	0.47	0.48	0.48	0.48
Net realized and unrealized gain (loss)	0.65	(0.21)	(0.69)	0.06	(0.05)
Total from investment activities	1.11	0.26	(0.21)	0.54	0.43
Distributions					
Net investment income	(0.46)	(0.47)	(0.48)	(0.48)	(0.48)
Net realized gain	–	–	(0.01)	(0.02)	–
Total distributions	(0.46)	(0.47)	(0.49)	(0.50)	(0.48)
NET ASSET VALUE					
End of period	$ 11.13	$ 10.48	$ 10.69	$ 11.39	$ 11.35
Ratios/Supplemental Data					
Total return(1)	**10.73%**	**2.45%**	**(1.97)%**	**4.90%**	**3.80%**
Ratio of total expenses to average net assets	0.52%	0.54%	0.53%	0.53%	0.55%
Ratio of net investment income to average net assets	4.22%	4.43%	4.26%	4.29%	4.20%
Portfolio turnover rate	10.3%	21.3%	28.4%	26.6%	28.9%
Net assets, end of period (in thousands)	$ 344,728	$ 287,798	$ 276,760	$ 273,438	$ 253,146

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.3%		
NEW YORK 93.3%		
Albany City IDA, College of Pharmacy, 5.625%, 12/1/34	225	206
Albany City IDA, College of Saint Rose, VRDN, 0.16%, 7/1/37	2,400	2,400
Albany City IDA, Saint Peter's Hosp., 5.25%, 11/15/32	1,500	1,409
Albany Parking Auth., 5.125%, 7/15/11	430	448
Albany Parking Auth., 5.25%, 10/15/12	290	306
Albany Parking Auth., 5.625%, 7/15/25	335	341
Albany Parking Auth., 5.625%, 7/15/25 (Prerefunded 7/15/11) (1)	415	449
Brookhaven IDA, Methodist Retirement Community Dev. Corp. Civic Fac., 4.25%, 11/1/37 (Tender 11/1/11)	1,085	1,085
Chautauqua County IDA, Dunkirk Power, NRG Energy, IDRB 5.875%, 4/1/42	1,800	1,825
Dormitory Auth. of the State of New York, 5.00%, 1/15/32	2,500	2,539
Dormitory Auth. of the State of New York, 5.25%, 11/15/23 (Tender 5/15/12)	2,500	2,715
Dormitory Auth. of the State of New York, Augustana Lutheran Home, 5.50%, 8/1/20	815	839
Dormitory Auth. of the State of New York, Brooklyn Law School 5.75%, 7/1/33	1,000	1,022
Dormitory Auth. of the State of New York, Cabrini of Westchester, 5.20%, 2/15/41	4,710	4,670
Dormitory Auth. of the State of New York, Catholic Health Services of Long Island, 5.00%, 7/1/27	2,500	2,364
Dormitory Auth. of the State of New York, City Univ. 5.25%, 7/1/31 (Prerefunded 7/1/11) (1)	2,240	2,382
Dormitory Auth. of the State of New York, Columbia Univ. 5.00%, 7/1/38	1,000	1,056
Dormitory Auth. of the State of New York, Construction Services Contract, 5.00%, 7/1/24	1,950	2,096
Dormitory Auth. of the State of New York, Cornell Univ. 5.00%, 7/1/25	500	542
Dormitory Auth. of the State of New York, Cornell Univ. 5.00%, 7/1/26	2,000	2,214

Dormitory Auth. of the State of New York, Interfaith Medical Center, 5.00%, 2/15/14	170	191
Dormitory Auth. of the State of New York, Interfaith Medical Center, 5.00%, 2/15/15	500	566
Dormitory Auth. of the State of New York, Maimonides Medical Center, 5.75%, 8/1/35	1,500	1,501
Dormitory Auth. of the State of New York, Manhattan College 5.00%, 7/1/32 (2)	1,400	1,300
Dormitory Auth. of the State of New York, Manhattan Marymount College, 5.25%, 7/1/29	1,250	1,248
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/26	2,500	2,645
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/34	2,815	2,837
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, 5.75%, 7/1/19	1,000	1,195
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.50%, 7/1/26	475	475
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 6.00%, 7/1/13	1,700	1,738
Dormitory Auth. of the State of New York, Mount Sinai School of Medicine, 5.125%, 7/1/39	3,000	2,998
Dormitory Auth. of the State of New York, Mount Sinai School of Medicine, 5.15%, 7/1/24	535	551
Dormitory Auth. of the State of New York New York & Presbyterian Hosp., 5.25%, 2/15/11 (3)	2,300	2,398
Dormitory Auth. of the State of New York New York & Presbyterian Hosp., 5.25%, 8/15/26 (3)	2,500	2,612
Dormitory Auth. of the State of New York, New York Univ. 5.00%, 7/1/39	2,700	2,796
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health System, 5.00%, 5/1/20	2,000	2,071
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health System, 5.00%, 5/1/22	1,000	1,024
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health System, 5.50%, 5/1/37	2,500	2,529

Dormitory Auth. of the State of New York, Orange Regional Medical Center, 6.25%, 12/1/37	1,250	1,125
Dormitory Auth. of the State of New York, Ozanam Hall of Queens Nursing Home, 5.00%, 11/1/31	1,250	1,232
Dormitory Auth. of the State of New York, Personal Income Tax Ed., 5.00%, 3/15/20	4,000	4,466
Dormitory Auth. of the State of New York, Personal Income Tax Ed., 5.375%, 3/15/22 (Prerefunded 3/15/13) (1)	1,550	1,760
Dormitory Auth. of the State of New York, Pratt Institute 5.00%, 7/1/34 (4)	500	511
Dormitory Auth. of the State of New York, Rockefeller Univ. 5.00%, 7/1/27	1,000	1,110
Dormitory Auth. of the State of New York, Rockefeller Univ., VR 5.00%, 7/1/32	2,000	2,047
Dormitory Auth. of the State of New York, Saint John's Univ. 5.25%, 7/1/25	2,000	2,195
Dormitory Auth. of the State of New York, Saint John's Univ. 5.25%, 7/1/25 (Prerefunded 7/1/11) (1)	2,500	2,688
Dormitory Auth. of the State of New York, Saint Lawrence Univ. 5.00%, 7/1/14	1,000	1,102
Dormitory Auth. of the State of New York, State Univ. 5.00%, 7/1/37	2,500	2,546
Dormitory Auth. of the State of New York, State Univ. 5.00%, 7/1/38	2,500	2,529
Dormitory Auth. of the State of New York, State Univ. 5.375%, 7/1/23 (Prerefunded 7/1/12) (1)	1,000	1,104
Dormitory Auth. of the State of New York, State Univ. 7.50%, 5/15/11	850	918
Dormitory Auth. of the State of New York, State Univ. 7.50%, 5/15/11 (Prerefunded 5/15/10)	425	431
Dormitory Auth. of the State of New York, Teachers College 5.50%, 3/1/39	2,255	2,348
Dormitory Auth. of the State of New York, Univ. of Rochester VR, 0.00%, 7/1/39	2,000	1,623
Dormitory Auth. of the State of New York, Univ. of Rochester 5.00%, 7/1/27	915	967

Dormitory Auth. of the State of New York, Univ. of Rochester STEP, 0.00%, 7/1/15 (Prerefunded 7/1/10) (1)	1,470	1,482
Dormitory Auth. of the State of New York, Yeshiva Univ. 5.375%, 7/1/17 (5)	900	941
Dutchess County IDA, Bard College, 5.00%, 8/1/18	750	787
Dutchess County IDA, Bard College, 5.75%, 8/1/30 (Prerefunded 8/1/10) (1)	1,750	1,809
Dutchess County IDA, Vassar College, 5.35%, 9/1/40 (Prerefunded 8/1/11) (1)	1,000	1,078
Essex County IDA, Int'l. Paper, PCR, 5.20%, 12/1/23 (6)	1,750	1,662
Essex County IDA, Int'l. Paper, PCR, 5.70%, 7/1/16 (6)	1,850	1,913
Hempstead, Adelphi Univ. Civic Fac., 5.25%, 2/1/39	450	455
Hempstead IDA, Adelphi Univ. Civic Fac., 5.00%, 10/1/30	1,250	1,275
Huntington Housing Auth., Gurwin Jewish Senior Home 6.00%, 5/1/39	750	605
Long Island Power Auth., 5.00%, 12/1/22 (7)	2,600	2,761
Long Island Power Auth., 5.00%, 9/1/35	3,500	3,541
Long Island Power Auth., 5.125%, 9/1/29	2,000	2,015
Long Island Power Auth., 6.00%, 5/1/33	1,125	1,267
Long Island Power Auth., 6.25%, 4/1/33	1,395	1,605
Long Island Power Auth., Zero Coupon, 6/1/21 (3)	2,000	1,338
Metropolitan Transportation Auth., 4.75%, 7/1/16 (Prerefunded 7/1/12) (1)(3)	1,215	1,331
Metropolitan Transportation Auth., 5.00%, 11/15/21 (5)	3,500	3,721
Metropolitan Transportation Auth., 5.00%, 7/1/25 (7)	2,000	2,101
Metropolitan Transportation Auth., 5.125%, 11/15/31	2,070	2,094
Metropolitan Transportation Auth., 5.25%, 11/15/26 (3)	3,000	3,352
Metropolitan Transportation Auth., 6.25%, 11/15/23	815	945
Metropolitan Transportation Auth., 6.50%, 11/15/28	2,100	2,408
Metropolitan Transportation Auth., Dedicated Tax Fund 5.25%, 11/15/25 (3)	4,920	5,212

Metropolitan Transportation Auth., Dedicated Tax Fund 5.375%, 11/15/27	1,515	1,674
Monroe County, Public Improvement, GO, 5.00%, 3/1/17 (7)	1,000	1,034
Monroe County, Public Improvement, GO, 5.00%, 3/1/18 (7)	615	630
Monroe County, Public Improvement, GO, 5.00%, 3/1/18 (Prerefunded 3/1/12) (1)(7)	2,590	2,819
Mount Sinai Union Free School Dist., Suffolk, GO 6.20%, 2/15/17 (5)	1,025	1,261
Mount Sinai Union Free School Dist., Suffolk, GO 6.20%, 2/15/18 (5)	515	636
Nassau County, 7.00%, 3/1/13 (Prerefunded 3/1/10) (1)(3)	3,155	3,158
Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43	1,000	900
Nassau County Tobacco Settlement Corp., Tobacco Industry STEP, 5.25%, 6/1/26	1,000	944
New York City, GO, 5.00%, 4/1/26	4,400	4,619
New York City, GO, 5.00%, 8/1/26	3,090	3,313
New York City, GO, 5.25%, 8/1/14	3,305	3,685
New York City, GO, VRDN, 0.12%, 8/1/28	400	400
New York City, GO, VRDN, 0.13%, 1/1/36	1,600	1,600
New York City, GO, VRDN, 0.14%, 8/1/17	1,400	1,400
New York City, GO, VRDN, 0.14%, 4/1/36	2,400	2,400
New York City, GO, VRDN, 0.15%, 1/1/36	2,730	2,730
New York City Cultural Resources Trust, Carnegie Hall 5.00%, 12/1/39	4,500	4,587
New York City Cultural Resources Trust, Julliard School 2.75%, 1/1/36 (Tender 7/1/12)	2,150	2,226
New York City Cultural Resources Trust, Museum of Modern Art 5.00%, 4/1/28	1,000	1,077
New York City Health & Hosp. Corp., 5.50%, 2/15/19 (3)	1,500	1,564
New York City Health & Hosp. Corp., 5.50%, 2/15/23	2,000	2,163
New York City Housing Dev. Corp., 4.95%, 11/1/39	1,225	1,231

New York City Housing Dev. Corp., HUD Capital Funding 5.00%, 7/1/25 (7)	3,000	3,127
New York City Housing Dev. Corp., Multi-Family 5.25%, 11/1/30	2,500	2,556
New York City Housing Dev. Corp., Multi-Family 5.35%, 11/1/37 (6)	1,000	1,012
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	1,000	1,010
New York City IDA, 7 World Trade Center, 6.75%, 3/1/15	1,000	1,018
New York City IDA, Airis, JFK Int'l Airport, IDRB 5.50%, 7/1/28 (6)	3,000	2,469
New York City IDA, Bronx Parking Dev., 5.75%, 10/1/27	1,500	1,211
New York City IDA, New York Univ., 5.375%, 7/1/18 (5)	1,275	1,343
New York City IDA, Terminal One Group, VR, 5.50%, 1/1/24 (6)	2,500	2,542
New York City IDA, Yankee Stadium, 5.00%, 3/1/31 (7)	1,800	1,763
New York City Municipal Water Fin. Auth., 4.50%, 6/15/38	2,500	2,445
New York City Municipal Water Fin. Auth., 4.50%, 6/15/39	1,000	978
New York City Municipal Water Fin. Auth., 5.00%, 6/15/29	5,000	5,176
New York City Municipal Water Fin. Auth., 5.50%, 6/15/40	5,000	5,492
New York City Municipal Water Fin. Auth., 5.75%, 6/15/40	1,300	1,454
New York City Transitional Fin. Auth., Future Tax 5.00%, 11/1/18	3,000	3,399
New York City Transitional Fin. Auth., Future Tax, 5.00%, 8/1/20	3,000	3,325
New York Convention Center Dev. Corp., Hotel Unit Fee 5.00%, 11/15/21 (5)	1,600	1,677
New York Liberty Dev. Corp., Goldman Sachs, 5.25%, 10/1/35	1,905	1,923
New York Liberty Dev. Corp., Goldman Sachs, 5.50%, 10/1/37	1,000	1,046
New York Liberty Dev. Corp., National Sports Attraction 6.125%, 2/15/19 (8)	2,000	–
New York State Environmental Fac. Corp., Clean Water & Drinking, 5.25%, 11/15/20	2,000	2,201
New York State Housing Fin. Agency, 8.00%, 5/1/11 (9)	370	388
New York State Local Gov't. Assistance Corp., 6.00%, 4/1/14	3,310	3,767

New York State Mortgage Agency, Single Family 5.70%, 10/1/17 (6)	2,120	2,122
New York State Thruway Auth., 5.00%, 1/1/23 (7)	1,500	1,618
New York State Thruway Auth., Dedicated Tax Fund 5.00%, 4/1/28	1,750	1,862
New York State Thruway Auth., Dedicated Tax Fund 5.00%, 4/1/28	2,650	2,827
New York State Thruway Auth., Dedicated Tax Fund Highway & Bridge, 5.00%, 4/1/22	1,000	1,102
New York State Thruway Auth., Dedicated Tax Fund Highway & Bridge, 5.00%, 4/1/27	5,000	5,288
New York State Thruway Auth., Dedicated Tax Fund Highway & Bridge, 5.50%, 4/1/13	2,000	2,184
New York State Thruway Auth., Highway & Bridge 5.50%, 4/1/17 (Prerefunded 4/1/11) (1)(7)	390	416
Niagara County, GO, 5.25%, 8/15/14	435	505
Niagara County, GO, 5.25%, 8/15/15	335	393
Niagara County IDA, American Ref-Fuel, 5.55%, 11/15/24 (Tender 11/15/13) (6)	1,500	1,545
Niagara County IDA, American Ref-Fuel, Solid Waste 5.45%, 11/15/26 (Tender 11/15/12) (6)	500	515
Nyack Union Free School Dist., GO, 5.25%, 12/15/15 (7)	550	647
Oneida County IDA, Hamilton College, 5.00%, 9/15/32	1,125	1,166
Oneida County IDA, Saint Elizabeth Medical Center 5.50%, 12/1/10	190	191
Oneida County IDA, Saint Elizabeth Medical Center 5.75%, 12/1/19	1,600	1,526
Port Auth. of New York & New Jersey, 5.00%, 7/15/24 (3)(6)	2,000	2,030
Port Auth. of New York & New Jersey, 5.00%, 11/15/27 (5)	1,665	1,796
Port Auth. of New York & New Jersey, 5.00%, 7/15/33	2,500	2,595
Port Auth. of New York & New Jersey, 6.125%, 6/1/94	2,000	2,330
Rensselaer County IDA, Emma Willard School, 5.00%, 1/1/26	1,680	1,747
Rensselaer County IDA, Emma Willard School, 5.00%, 1/1/31	1,500	1,520

Sales Tax Asset Receivable Corp., Local Gov't Assistance 5.00%, 10/15/32 (5)	1,500	1,554
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (10)	1,000	827
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (10)	400	376
Suffolk County IDA, Gurwin Jewish Senior Home, 6.70%, 5/1/39	985	881
Suffolk County IDA, Huntington Hosp., 5.875%, 11/1/32	2,000	2,010
Suffolk County IDA, Huntington Hosp., 6.00%, 11/1/22	2,000	2,051
Suffolk County Water Auth., 5.125%, 6/1/26 (7)	1,350	1,398
Syracuse IDA, Syracuse Univ., VRDN, 0.16%, 12/1/35	2,100	2,100
Tobacco Settlement Fin. Corp., 5.00%, 6/1/11	125	132
Tobacco Settlement Fin. Corp., 5.25%, 6/1/13	655	655
Tobacco Settlement Fin. Corp., 5.50%, 6/1/19	3,000	3,234
Tobacco Settlement Fin. Corp., 5.50%, 6/1/20	2,025	2,175
Tompkins County IDA, Cornell Univ., 5.75%, 7/1/30 (Prerefunded 7/1/10) (1)	2,000	2,055
Triborough Bridge & Tunnel Auth., 5.00%, 1/1/20 (9)	2,060	2,396
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/28 (5)	2,750	2,851
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/35	5,910	6,083
Triborough Bridge & Tunnel Auth., 5.25%, 11/15/38	5,000	5,283
Triborough Bridge & Tunnel Auth., VRDN, 0.19%, 11/15/11	1,875	1,875
TSASC, Tobacco Industry, 5.00%, 6/1/26	2,000	1,835
United Nations Dev. Corp., 5.00%, 7/1/26	2,425	2,552
Westchester County Health Care Corp., GO, 5.375%, 11/1/30	3,000	3,022
Westchester County IDA, Hebrew Hosp., 7.375%, 7/15/30 (Prerefunded 7/1/10) (1)	1,250	1,306
Westchester County IDA, Kendal on Hudson, 6.50%, 1/1/34 (Prerefunded 1/1/13) (1)	1,000	1,149
Westchester County IDA, Windward School, 5.25%, 10/1/31 (2)	1,500	1,420
Yonkers, GO, 5.00%, 11/15/22 (4)	630	669

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York City income taxes by investing primarily in investment-grade New York municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements On March 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

In January 2010, new accounting guidance was issued that will require enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 28, 2010, all of the fund’s investments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase Commitments During the year ended February 28, 2010, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA transactions with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $68,969,000 and $31,008,000, respectively, for the year ended February 28, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended February 28, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended February 28, 2010 and February 28, 2009, totaled $13,180,000 and $12,689,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2010, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of February 28, 2010, expire: $87,000 in fiscal 2016, $1,538,000 in fiscal 2017, and $448,000 in fiscal 2018.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2010, expenses incurred pursuant to these service agreements were $69,000 for Price Associates and $92,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of T. Rowe Price New York Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New York Tax-Free Bond Fund, Inc. (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 13, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $38,000 from short-term capital gains.

The fund’s distributions to shareholders included $13,063,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S TRUSTEES AND OFFICERS

Your fund is governed by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the trustees and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1986	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent trustee oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[125]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Michael C. Gitlin	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1970)	Price International, Inc., and T. Rowe Price Global Investment
2010	Services Limited; formerly head of U.S. equity sales, head of Asia-
[39]	Pacific sales trading and cash equities, and head of international cash equities, Citigroup Global Markets (2004 to 2007)

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Jonathan M. Chirunga (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price
Assistant Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Vice President, T. Rowe Price
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation,
and Reconciliation Associate, Cablevision
Corporation (to 2005)

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 16, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 16, 2010